Exhibit 99.1

 NII HOLDINGS ANNOUNCES THIRD QUARTER 2014 RESULTS

•	Net loss of 40,000 subscribers, resulting in an ending subscriber base of 9.1 million

•	Consolidated operating revenues of $927 million

•	Consolidated adjusted operating loss before depreciation and amortization (adjusted OIBDA loss) of $10 million

RESTON, Va., November 10, 2014 - NII Holdings, Inc. [OTC: NIHDQ] today announced its consolidated financial results for the third quarter of 2014. The Company reported a net loss of 40,000 subscribers for the quarter with subscriber losses in Mexico offsetting subscriber additions in Brazil. On a consolidated basis, the Company ended the quarter with 9.1 million subscribers, a 5 percent decrease from a year ago. Financial results for the third quarter include consolidated operating revenues of $927 million, a 15 percent decrease compared to the third quarter of 2013; consolidated adjusted OIBDA loss of $10 million, which excludes the impact of non-cash asset impairments, restructuring charges and other unusual items, including an in-period gain of $75 million on the completion of the sale of towers in Mexico; and a consolidated operating loss of $213 million. For the third quarter of 2014, the Company generated a net loss from continuing operations of $457 million. Capital expenditures were $56 million for the quarter. The Company ended the third quarter with $740 million in consolidated cash and investments.

“We ended the quarter with positive operational momentum as a result of a number of initiatives we put in place earlier this year. During the quarter, we saw improvement both in subscriber growth on our 3G networks and in customer retention in Brazil and we made progress in our efforts to reduce subscriber losses in Mexico. Our focus for the remainder of the year is to leverage these efforts to improve our revenue base and drive better profitability in our business as we head into 2015,” said Steve Shindler, NII Holdings’ chief executive officer. “Unfortunately, these and other efforts to improve our operational performance were not sufficient to address our liquidity challenges over the long term, making it necessary for us to take steps to restructure our balance sheet by voluntarily seeking relief under Chapter 11 of the Bankruptcy Code in September.”

NII Holdings' consolidated average monthly service revenue per subscriber (ARPU) was $28 for the third quarter of 2014, down from $32 in the same quarter last year. The Company also reported consolidated average monthly churn of 3.40 percent for the period, compared to 3.59 percent in the third quarter of 2013. Consolidated cost per gross addition (CPGA) was $236 for the third quarter of 2014, a $3 decrease from the year ago period.

“We implemented strategies designed to stabilize our revenues and pursued more aggressive actions to reduce our costs across our business,” said Juan Figuereo, NII Holdings’ executive vice president and chief financial officer. “While we are focused on our efforts to turnaround our business, we are also working with our bondholders in the Chapter 11 process to develop a reorganization plan that will improve our capital structure, enhance our liquidity and give us the flexibility to continue to execute on the turnaround of our business. We will also continue to engage in strategic discussions with interested parties about our valuable assets.”

In light of its decision to file a voluntary petition for relief under Chapter 11 of the Bankruptcy Code, the Company will not host a financial results conference call this quarter. Additional details regarding the Company’s results and the bankruptcy proceedings are included in the Company’s Quarterly Report on Form 10-Q for the third quarter that was filed with the Securities and Exchange Commission this morning. Additional operational and financial details are also available under the Investor Relations link at www.nii.com.

In addition to the financial results prepared in accordance with accounting principles generally accepted in the United States (GAAP) provided throughout this press release and in the attached financial table, NII Holdings has presented consolidated adjusted OIBDA, ARPU, and CPGA. These measures are non-GAAP financial measures and should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial table. To view these and other reconciliations of non-GAAP financial measures that the Company uses, visit the investor relations link at www.nii.com.

About NII Holdings, Inc.
NII Holdings, Inc., a publicly held company based in Reston, VA, is a provider of differentiated mobile communication services for businesses and high value consumers in Latin America. NII Holdings, operating under the Nextel brand in Brazil, Mexico and Argentina, offers fully integrated wireless communications tools with digital cellular voice services, data services, wireless Internet access and Nextel Direct Connect® and International Direct ConnectSM, a digital two-way radio. NII Holdings has been named one of the best places to work among multinationals in Latin America by the Great Place to Work® Institute. Visit the Company's website at www.nii.com.
Nextel, the Nextel logo and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.
Visit NII Holdings' news room for news and to access our markets' news centers: nii.com/newsroom.
Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. This news release includes “forward-looking statements” within the meaning of the securities laws. The statements in this news release regarding the business outlook, future performance and forward-looking guidance, as well as other statements that are not historical facts, are forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, the Company’s ability to meet its business plans, customer growth and retention, pricing, network usage, operating costs, the timing of various events, the economic and regulatory environment and the foreign exchange rates that will prevail during 2014. Future performance cannot be assured and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include the risks and uncertainties relating to the impact of more intense competitive conditions and changes in economic conditions in the markets we serve; the risk that our network technologies will not perform properly or support the services our customers want or need; the ability of the Company to continue as a going concern; the ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceedings; the ability to develop and consummate one or more plans of reorganization with respect to the Chapter 11 proceedings; the impact of Bankruptcy Court rulings in the Chapter 11 proceedings and the outcome of the Chapter 11 proceedings in general; the length of time NII Holdings and the other Debtors in the Chapter 11 proceedings will be subject to those proceedings and the Bankruptcy Court’s jurisdiction; risks associated with actions taken or motions filed by third parties in the Chapter 11 proceedings, which may interfere with the ability to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the Chapter 11 proceedings on the liquidity, results of operations, brand or business prospects of the Company’s operating subsidiaries, the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 proceedings and other litigation; and the additional risks and uncertainties that are described in NII Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in other reports filed from time to time by NII Holdings with the Securities and Exchange Commission. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.
Media Contacts:

NII Holdings, Inc.
1875 Explorer Street, Suite 1000
Reston, VA. 20190
(703) 390-5100
www.nii.com

Investor and Media Relations: Tahmin Clarke
(703) 390-7174
tahmin.clarke@nii.com

NII HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(unaudited)

Operating revenues Service and other revenues	$864.1	$1,039.8	$2,641.3	$3,511.1
Handset and accessory revenues	62.6	45.8	193.2	136.7
	926.7	1,085.6	2,834.5	3,647.8
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	320.9	344.6	989.2	1,095.7
Cost of handset and accessory sales	219.0	209.5	749.0	635.5
Selling, general and administrative	406.1	461.0	1,305.8	1,443.0
Impairment and restructuring charges	98.1	21.3	128.3	147.0
Gain on sale of towers	(75.4)	—	(75.4)	—
Depreciation	147.0	161.2	454.7	493.0
Amortization	23.9	16.0	58.7	46.5
	1,139.6	1,213.6	3,610.3	3,860.7
Operating loss	(212.9)	(128.0)	(775.8)	(212.9)
Other (expense) income Interest expense, net	(130.3)	(134.9)	(390.8)	(382.3)
Interest income	13.5	9.3	46.3	24.7
Foreign currency transaction losses, net	(63.0)	(6.1)	(49.0)	(74.8)
Other income (expense), net	0.9	4.5	(2.0)	(8.6)
	(178.9)	(127.2)	(395.5)	(441.0)
Loss from continuing operations before reorganization items and income tax provision	(391.8)	(255.2)	(1,171.3)	(653.9)
Reorganization items	(58.6)	—	(58.6)	—
Income tax provision	(6.4)	(4.3)	(40.1)	(74.7)
Net loss from continuing operations	(456.8)	(259.5)	(1,270.0)	(728.6)
Income (loss) from discontinued operations, net of income taxes	13.4	(40.4)	(172.8)	(175.2)
Net loss	$(443.4)	$(299.9)	$(1,442.8)	$(903.8)

Net loss from continuing operations per common share, basic and diluted	$(2.65)	$(1.51)	$(7.37)	$(4.23)
Net income (loss) from discontinued operations per common share, basic and diluted	0.08	(0.23)	(1.01)	(1.02)
Net loss per common share, basic and diluted	$(2.57)	$(1.74)	$(8.38)	$(5.25)

Weighted average number of common shares outstanding, basic and diluted	172.4	172.4	172.3	172.1

CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except par values)

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$641.5	$1,730.3
Short-term investments	98.3	585.8
Accounts receivable, less allowance for doubtful accounts of $59.7 and $54.5	468.5	511.4
Handset and accessory inventory	264.4	336.6
Deferred income taxes, net	84.7	127.4
Prepaid expenses and other	453.9	397.6
Assets related to discontinued operations	—	59.1
Total current assets	2,011.3	3,748.2
Property, plant and equipment, net	2,801.3	3,337.6
Intangible assets, net	909.6	980.4
Deferred income taxes, net	9.8	26.7
Other assets	513.7	477.3
Assets related to discontinued operations	—	109.8
Total assets	$6,245.7	$8,680.0
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities
Accounts payable	$190.1	$346.1
Accrued expenses and other	548.9	959.1
Deferred revenues	100.5	127.8
Current portion of long-term debt	1,120.3	96.8
Deposits related to 2013 sale of towers	317.6	720.0
Liabilities related to discontinued operations	—	36.8
Total current liabilities	2,277.4	2,286.6
Long-term debt	318.9	5,696.6
Deferred revenues	—	11.2
Deferred income tax liabilities	77.3	109.0
Other long-term liabilities	247.8	215.8
Liabilities related to discontinued operations	—	5.4
Total liabilities	2,921.4	8,324.6
Liabilities subject to compromise	4,598.6	—
Commitments and contingencies
Stockholders’ (deficit) equity
Undesignated preferred stock, par value $0.001, 10.0 shares authorized, no shares issued or outstanding	—	—
Common stock, par value $0.001, 600.0 shares authorized, 172.4 shares issued and outstanding — 2014, 172.1 shares issued and outstanding — 2013	0.2	0.2
Paid-in capital	1,517.7	1,507.9
Accumulated deficit	(1,639.4)	(196.6)
Accumulated other comprehensive loss	(1,152.8)	(956.1)
Total stockholders’ (deficit) equity	(1,274.3)	355.4
Total liabilities and stockholders’ (deficit) equity	$6,245.7	$8,680.0

CONDENSED CONSOLIDATED CASH FLOW DATA
(in millions)

	Nine Months Ended September 30,
	2014	2013
	(unaudited)
Cash and cash equivalents, beginning of period	$1,730.3	$1,365.0
Net cash used in operating activities	(796.2)	(102.7)
Net cash used in investing activities	(170.7)	(487.4)
Net cash (used in) provided by financing activities	(84.4)	823.7
Effect of exchange rate changes on cash and cash equivalents	(40.9)	(38.5)
Change in cash and cash equivalents related to discontinued operations	3.4	10.4
Cash and cash equivalents, end of period	$641.5	$1,570.5

NII HOLDINGS, INC. AND SUBSIDIARIES
OPERATING RESULTS AND METRICS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(UNAUDITED)

NII Holdings, Inc. (1)
(subscribers in thousands)

	Three Months Ended September 30,
	2014	2013
iDEN	5,867.4	8,387.5
WCDMA	3,187.6	1,120.3
Total subscriber units in commercial service (as of September 30)	9,055.0	9,507.8

iDEN net subscriber losses	(251.4)	(349.1)
WCDMA net subscriber additions	211.4	150.7
Total net subscriber losses	(40.0)	(198.4)

Migrations from iDEN to WCDMA	234.6	253.6

iDEN customer churn	3.77%	3.77%
WCDMA customer churn	2.66%	1.94%
Churn (%)	3.40%	3.59%

Average monthly revenue per handset/unit in service (ARPU) (1)	$28	$32

Cost per gross add (CPGA) (1)	$236	$239

(1) All operating results and metrics presented herein have been adjusted to exclude the results of Nextel Peru and Nextel Chile, which have been accounted for as discontinued operations.

Nextel Brazil
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Operating revenues Service and other revenues	$435.8	$465.5	$1,290.5	$1,641.4
Handset and accessory revenues	40.6	25.4	126.5	64.1
	476.4	490.9	1,417.0	1,705.5
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	172.4	182.0	532.9	604.4
Cost of handset and accessory sales	87.3	67.8	311.4	158.5
Selling, general and administrative	215.8	198.6	657.1	635.1
Segment earnings (losses)	$0.9	$42.5	$(84.4)	$307.5

iDEN	2,942.4	3,697.8
WCDMA	1,333.9	190.3
Total subscriber units in commercial service (as of September 30)	4,276.3	3,888.1

iDEN net subscriber losses	(97.3)	(64.5)
WCDMA net subscriber additions	185.3	73.0
Total net subscriber additions	88.0	8.5

Migrations from iDEN to WCDMA	97.9	—

iDEN customer churn	2.32%	3.21%
WCDMA customer churn	2.16%	0.93%
Churn (%)	2.28%	3.12%

ARPU (1)	$30	$35

CPGA (1)	$250	$185

Nextel Mexico
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Operating revenues Service and other revenues	$336.3	$432.7	$1,063.6	$1,426.3
Handset and accessory revenues	11.1	9.3	32.5	32.4
	347.4	442.0	1,096.1	1,458.7
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	123.0	122.1	377.5	369.8
Cost of handset and accessory sales	112.9	122.1	388.6	413.2
Selling, general and administrative	109.7	165.7	389.8	502.9
Segment earnings (losses)	$1.8	$32.1	$(59.8)	$172.8

iDEN	975.6	2,724.7
WCDMA	1,853.7	929.9
Total subscriber units in commercial service (as of September 30)	2,829.3	3,654.6

iDEN net subscriber losses	(127.2)	(362.2)
WCDMA net subscriber additions	26.1	77.7
Total net subscriber losses	(101.1)	(284.5)

Migrations from iDEN to WCDMA	136.7	253.6

iDEN customer churn	5.94%	4.62%
WCDMA customer churn	2.99%	2.14%
Churn (%)	4.09%	4.13%

ARPU (1)	$34	$33

CPGA (1)	$382	$568

Nextel Argentina
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Operating revenues Service and other revenues	$92.1	$141.7	$289.6	$443.8
Handset and accessory revenues	10.9	16.5	34.2	45.3
	103.0	158.2	323.8	489.1
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	25.7	40.5	79.2	121.9
Cost of handset and accessory sales	18.6	24.7	51.3	67.7
Selling, general and administrative	44.6	56.5	130.9	168.8
Segment earnings	$14.1	$36.5	$62.4	$130.7

iDEN	1,949.4	1,965.1
WCDMA	—	—
Total subscriber units in commercial service (as of September 30)	1,949.4	1,965.1

iDEN net subscriber (losses) additions	(26.9)	77.6
WCDMA net subscriber additions	—	—
Total net subscriber (losses) additions	(26.9)	77.6

iDEN customer churn	4.82%	3.50%
WCDMA customer churn	—	—
Churn (%)	4.82%	3.50%

ARPU (1)	$14	$21

CPGA (1)	$70	$81

(1) For information regarding ARPU and CPGA, see “Non-GAAP Reconciliations for the Three and Nine Months Ended September 30, 2014 and 2013” included in this release.

NON-GAAP RECONCILIATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2014 AND 2013
(UNAUDITED)

Consolidated OIBDA and Consolidated Adjusted OIBDA

Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated adjusted operating income before depreciation and amortization, or adjusted OIBDA, represents consolidated operating income before depreciation expense, amortization expense, material non-cash asset impairments, severance costs associated with publicly announced restructuring plans and other material non-recurring or unusual charges. Consolidated OIBDA and consolidated adjusted OIBDA are not measurements under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA and consolidated adjusted OIBDA measures of other companies and should be considered in addition to, but not as substitutes for, the information contained in our statements of operations. We believe that consolidated OIBDA and consolidated adjusted OIBDA provide useful information to investors because they are indicators of our operating performance, especially in a capital intensive industry such as ours, since they exclude items that are not directly attributable to ongoing business operations. Consolidated OIBDA and consolidated adjusted OIBDA can be reconciled to our consolidated statements of operations as follows (in millions):

NII Holdings, Inc.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Consolidated operating loss	$(212.9)	$(128.0)	$(775.8)	$(212.9)
Consolidated depreciation	147.0	161.2	454.7	493.0
Consolidated amortization	23.9	16.0	58.7	46.5
Consolidated operating (loss) income before depreciation and amortization	(42.0)	49.2	(262.4)	326.6
Gain on sale of towers	(75.4)	—	(75.4)	—
Asset impairment charges	61.4	12.8	69.0	137.7
Restructuring charges	36.6	8.6	59.3	9.3
Fees related to Chapter 11 filing	9.5	—	22.6	—
Reserve for unfulfilled handset commitments	—	14.1	—	14.1
Reserve for loan receivables	—	—	18.7	—
Consolidated adjusted operating (loss) income before depreciation and amortization	$(9.9)	$84.7	$(168.2)	$487.7

Average Monthly Revenue Per Handset/Unit in Service (ARPU)
Average monthly revenue per subscriber unit in service, or ARPU, is an industry term that measures service revenues, which we refer to as subscriber revenues, per period from our customers divided by the weighted average number of subscriber units in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, handset maintenance, cancellation fees, analog and other. ARPU can be calculated and reconciled to our consolidated statement of operations as follows (in millions, except ARPU):

NII Holdings, Inc.

	Three Months Ended September 30,
	2014	2013

Service and other revenues	$864.1	$1,039.8
Less: other revenues	(107.7)	(123.4)
Total subscriber revenues	$756.4	$916.4

ARPU calculated with subscriber revenues	$28	$32

ARPU calculated with service and other revenues	$32	$36

Nextel Brazil

	Three Months Ended September 30,
	2014	2013

Service and other revenues	$435.8	$465.5
Less: other revenues	(52.1)	(55.8)
Total subscriber revenues	$383.7	$409.7

ARPU calculated with subscriber revenues	$30	$35

ARPU calculated with service and other revenues	$34	$40

Nextel Mexico

	Three Months Ended September 30,
	2014	2013

Service and other revenues	$336.3	$432.7
Less: other revenues	(46.8)	(50.4)
Total subscriber revenues	$289.5	$382.3

ARPU calculated with subscriber revenues	$34	$33

ARPU calculated with service and other revenues	$39	$38

Nextel Argentina

	Three Months Ended September 30,
	2014	2013

Service and other revenues	$92.1	$141.7
Less: other revenues	(9.1)	(17.3)
Total subscriber revenues	$83.0	$124.4

ARPU calculated with subscriber revenues	$14	$21

ARPU calculated with service and other revenues	$16	$24

Cost per Gross Add (CPGA)
Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated and reconciled to our consolidated statements of operations as follows (in millions, except CPGA):

NII Holdings, Inc.

	Three Months Ended September 30,
	2014	2013

Consolidated handset and accessory revenues	$62.6	$45.8
Less: consolidated uninsured handset replacement revenues	(5.9)	(4.6)
Consolidated handset and accessory revenues, net	56.7	41.2
Less: consolidated cost of handset and accessory sales *	219.0	195.4
Consolidated handset subsidy costs	162.3	154.2
Consolidated selling and marketing	119.7	133.7
Costs per statement of operations	282.0	287.9
Less: consolidated costs unrelated to initial customer acquisition	(72.5)	(88.1)
Customer acquisition costs	$209.5	$199.8

Cost per Gross Add	$236	$239

* Excludes $14.1 million related to a charge for unfulfilled handset commitments that was recorded in the third quarter of 2013.

Nextel Brazil

	Three Months Ended September 30,
	2014	2013

Handset and accessory revenues	$40.6	$25.4
Less: uninsured handset replacement revenues	(3.0)	(2.6)
Handset and accessory revenues, net	37.6	22.8
Less: cost of handset and accessory sales *	87.3	53.7
Handset subsidy costs	49.7	30.9
Selling and marketing	61.4	47.1
Costs per statement of operations	111.1	78.0
Less: costs unrelated to initial customer acquisition	(16.7)	(9.4)
Customer acquisition costs	$94.4	$68.6

Cost per Gross Add	$250	$185

* Excludes $14.1 million related to a charge for unfulfilled handset commitments that was recorded in the third quarter of 2013

Nextel Mexico

	Three Months Ended September 30,
	2014	2013

Handset and accessory revenues	$11.1	$9.3
Less: uninsured handset replacement revenues	(2.9)	(2.1)
Handset and accessory revenues, net	8.2	7.2
Less: cost of handset and accessory sales	112.9	122.1
Handset subsidy costs	104.7	114.9
Selling and marketing	45.0	68.4
Costs per statement of operations	149.7	183.3
Less: costs unrelated to initial customer acquisition	(53.3)	(77.8)
Customer acquisition costs	$96.4	$105.5

Cost per Gross Add	$382	$568

Nextel Argentina

	Three Months Ended September 30,
	2014	2013

Handset and accessory revenues	$10.9	$16.5
Less: uninsured handset replacement revenues	—	—
Handset and accessory revenues, net	10.9	16.5
Less: cost of handsets and accessories	18.6	24.7
Handset subsidy costs	7.7	8.2
Selling and marketing	12.7	15.5
Costs per statement of operations	20.4	23.7
Less: costs unrelated to initial customer acquisition	(2.5)	(1.0)
Customer acquisition costs	$17.9	$22.7

Cost per Gross Add	$70	$81

Impact of Foreign Currency Fluctuations
The following table shows the impact of changes in foreign currency exchange rates on certain financial measures for the three and nine months ended September 30, 2013 compared to the same period in 2014 by (i) adjusting the relevant measures for the three and nine months ended September 30, 2013 to levels that would have resulted if the average foreign currency exchange rates for the three and nine months ended September 30, 2013 were the same as the average foreign currency exchange rates that were in effect for the three and nine months ended September 30, 2014; and (ii) comparing the actual and adjusted financial measures for the three and nine months ended September 30, 2013 to the similar financial measures for the three and nine months ended September 30, 2014 to show the percentage change in those measures before and after taking those adjustments into account. The amounts reflected in the following table for operating income before depreciation and amortization on a consolidated basis and segment earnings for Nextel Brazil, Nextel Mexico and Nextel Argentina, before the adjustments for changes in foreign currency exchange rates, are based on the calculations contained elsewhere in these non-GAAP reconciliations for the three and nine months ended September 30, 2014 and 2013. The average foreign currency exchange rates for each of the relevant currencies during each of the three and nine months ended September 30, 2014 and 2013 are included in the notes to the table below. The information reflected in the following table is not a measurement under accounting principles generally accepted in the United States and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that these calculations provide useful information concerning our relative performance for the three and nine months ended September 30, 2014 compared to the same periods in 2013 by removing the impact of the significant difference in the average foreign currency exchange rates in effect for those periods.

NII Holdings, Inc.
(dollars in thousands)

	Three Months Ended September 30,
	3Q 2013 Actual	3Q 2013 Adjustment (1)	3Q 2013 Normalized (1)	3Q 2014 Actual	3Q 2013 to 3Q 2014 Actual Growth Rate (2)	3Q 2013 to 3Q 2014 Normalized Growth Rate (3)

Consolidated:
Operating revenues	$1,085,633	$(55,564)	$1,030,069	$926,727	(15)%	(10)%
Adjusted operating income (loss) before depreciation and amortization	84,735	(12,113)	72,622	(9,850)	(112)%	(114)%
Nextel Brazil:
Operating revenues	$490,952	$2,153	$493,105	$476,382	(3)%	(3)%
Segment earnings (losses)	42,507	186	42,693	919	(98)%	(98)%
Nextel Mexico:
Operating revenues	$442,023	$(6,074)	$435,949	$347,420	(21)%	(20)%
Segment earnings (losses)	32,130	(441)	31,689	1,816	(94)%	(94)%
Nextel Argentina:
Operating revenues	$158,170	$(51,643)	$106,527	$103,042	(35)%	(3)%
Segment earnings	36,507	(11,920)	24,587	14,105	(61)%	(43)%

NII Holdings, Inc.
(dollars in thousands)

	Nine Months Ended September 30,
	YTD 2013 Actual	YTD 2013 Adjustment (1)	YTD 2013 Normalized (1)	YTD 2014 Actual	YTD 2013 to YTD 2014 Actual Growth Rate (2)	YTD 2013 to YTD 2014 Normalized Growth Rate (3)

Consolidated:
Operating revenues	$3,647,799	$(341,840)	$3,305,959	$2,834,489	(22)%	(14)%
Adjusted operating income (loss) before depreciation and amortization	487,639	(74,103)	413,536	(168,237)	(135)%	(141)%
Nextel Brazil:
Operating revenues	$1,705,468	$(126,607)	$1,578,861	$1,416,979	(17)%	(10)%
Segment earnings (losses)	307,497	(22,827)	284,670	(84,377)	(127)%	(130)%
Nextel Mexico:
Operating revenues	$1,458,734	$(48,921)	$1,409,813	$1,096,076	(25)%	(22)%
Segment earnings (losses)	172,753	(5,794)	166,959	(59,838)	(135)%	(136)%
Nextel Argentina:
Operating revenues	$489,155	$(166,313)	$322,842	$323,831	(34)%	—
Segment earnings	130,690	(44,435)	86,255	62,390	(52)%	(28)%

(1)
The "3Q 2013 Normalized" and "YTD 2013 Normalized" amounts reflect the impact of applying the average foreign currency exchange rates for the three and nine months ended September 30, 2014 to the operating revenues earned in foreign currencies and to the other components of each of the actual financial measures shown above for the three and nine months ended September 30, 2013, other than certain components of those measures consisting of U.S. dollar-based operating expenses, which were not adjusted. The amounts included under the columns "3Q 2013 Adjustment" and "YTD 2013 Adjustment" reflect the amount determined by subtracting the "3Q 2013 Normalized" and "YTD 2013 Normalized" amounts calculated as described in the preceding sentence from the "3Q 2013 Actual" and "YTD 2013 Actual" amounts and reflect the impact of the year-over-year change in the average foreign currency exchange rates on each of the financial measures for the three and nine months ended September 30, 2014. The average foreign currency exchange rates for each of the relevant currencies during the three and nine months ended September 30, 2014 and 2013 for purposes of these calculations were as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Brazilian real	2.28	2.29	2.29	2.12
Mexican peso	13.10	12.92	13.12	12.68
Argentine peso	8.30	5.59	8.00	5.28

(2)
The percentage amounts in these columns reflect the growth rates for each of the financial measures comparing the amounts in the "3Q 2014 Actual" and "YTD 2014 Actual" columns with those in the "3Q 2013 Actual" and "YTD 2013 Actual" columns.

(3)
The percentage amounts in these columns reflect the growth rates for each of the financial measures comparing the amounts in the "3Q 2014 Actual" and "YTD 2014 Actual" columns with those in the "3Q 2013 Normalized" and "YTD 2013 Normalized" columns.